Advanced Series Trust

AST Mid-Cap Growth Portfolio

Supplement dated September 29, 2022 to the
Currently Effective Statement of Additional Information

This supplement should be read in conjunction with the currently effective Statement of Additional Information (the SAI) for the Advanced Series Trust (the Trust) relating to the AST Mid-Cap Growth Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein that are not otherwise defined shall have the meanings given to them in the SAI.

I.	New Subadvisory Arrangements and Strategy Change

The Board of Trustees of the Trust (the Board) on behalf of the Portfolio approved: (i) replacing Victory Capital Management Inc. with Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust, J.P. Morgan Investment Management Inc., and TimesSquare Capital Management, LLC, and (ii) revising the investment strategy of the Portfolio.

To reflect the changes described above, the SAI is hereby revised as follows, effective December 5, 2022:

A.	The table in Part I of the SAI entitled “Portfolio Subadvisers and Fee Rates” is hereby revised by adding the information set forth below to the information pertaining to the Portfolio:
Portfolio Subadvisers and Fee Rates
Portfolio	Subadviser(s)	Fee Rate
AST Mid-Cap Growth Portfolio	Massachusetts Financial Services Company	0.30% of average daily net assets to $1 billion; 0.275% of average daily net assets over $1 billion
	J.P. Morgan Investment Management Inc.	0.40% of average daily net assets to $100 million; 0.35% of average daily net assets over $100 million
	Delaware Investments Fund Advisers	0.30% of average daily net assets to $300 million; 0.27% of average daily net assets over $300 million
TimesSquare Capital Management, LLC

0.50% of average daily net assets to $50 million;

0.40% of average daily net assets on next $50 million;

0.30% of average daily net assets on next $100 million;

0.20% of average daily net assets over $200 million.

B.

The section in Part I of the SAI entitled “Aggregation Notes to Subadviser Fee Rate Table” is hereby revised by replacing the information pertaining to; Massachusetts Financial Services Company, and J.P. Morgan Investment Management Inc. with the information set forth below:

Assets managed by J.P. Morgan in the AST Mid-Cap Growth Portfolio will be aggregated with assets managed by J.P. Morgan in the PSF Mid-Cap Growth Portfolio for the purpose of calculating the subadvisory fee.

C.

The table in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—Other Accounts and Portfolio Ownership” is hereby revised by adding the information set forth below to the information pertaining to the Portfolio:

AST Mid-Cap Growth Portfolio
Adviser/ Subadviser	Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Portfolio Securities
PGIM Investments LLC	Rick T. Babich	14/$10,033,357,820	None	None	None
	Jeff Peasley	10/$5,938,912,219	None	None	None
Massachusetts Financial Services Company (MFS)*	Eric B. Fischman, CFA	10/$73.8 billion	6/$2.9 billion	26/$11.1 billion	None
	Paul Gordon	10/$73.8 billion	6/$2.9 billion	25/$11.1 billion	None
	Eric Braz	5/$17.8 billion	5/$1.2 billion	7/$838.7 million	None
J.P. Morgan Investment Management Inc. (J.P. Morgan)*	Felise Agranoff	10/$33,910,968.32	4/$4,823,373.70	16/$3,018,969.81	None
	Timothy Parton	16/$29,514,874.33	9/$16,390,980.33	26/$5,130,912.77	None
	Daniel Bloomgarden	2/$10,833,828.18	1/$132,487.69	None	None
Delaware Investments Fund Advisers (DIFA)**	Nathan A. Brown, CFA	5/$8.2 billion	1/$134.6 thousand	5	5/$125.2 thousand
	Bradley P. Halverson, CFA	5/$8.2 billion	1/$134.6 thousand	3/$121.7 thousand	None
	Kimberly A. Scott, CFA	5/$8.2 billion	1/$134.6 thousand	5/$125.2 thousand	None
TimesSquare** Capital Management, LLC (TimesSquare)	Ian Anthony Rosenthal, CFA	2/$1,289.41 million	5/$1,091.85 million	42/$2,697.13 million	None
	Sonu Chawla	1/$1,287.49 million	4/$1,042.48 million	31/$1,845.21 million	None
	Grant R. Babyak, CFA	4/$1,699.84 million	7/$2,326.04 million	63/$3,442.22 million	None

* J.P. Morgan: Information as of July 31, 2022.

** DIFA: Information as of June 30, 2022. There are no accounts with performance based fees.

*** TimesSquare: Information as of June 30, 2022. With respect to the accounts identified in the table above, Mr. Babyak, Mr. Rosenthal and Ms. Chawla manage two other accounts with assets totaling $43.33 million for which the advisory fees are based in part on the performance of the account. Performance fees for any particular account are paid to TimesSquare, not the portfolio managers, and the portfolio manager’s compensation is not determined by reference to the level of performance fees received by TimesSquare.

D.

The section in Part I of the SAI entitled “ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS—COMPENSATION AND CONFLICTS OF INTEREST” is hereby revised to (i) remove any information pertaining to Victory Capital Management Inc. and (ii) add the following to the information pertaining to the Portfolio:

Delaware Investments Fund Advisers (DIFA)

COMPENSATION. Each portfolio’s manager’s compensation consists of the following:

Base Salary - Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus - Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products the portfolio managers manage. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant products and the investment management team) creates the “bonus pool” for the products. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. The pool is allotted based on subjective factors and objective factors. The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Morningstar, Inc. peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Portfolio managers participate in retention programs, including the Macquarie Asset Management Public Investments Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager’s retained profit share may be notionally exposed to the return of certain funds within Macquarie Asset Management Funds pursuant to the terms of the Macquarie Asset Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager’s retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation - Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

CONFLICTS OF INTEREST.

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. DIFA has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Some of the accounts managed by the portfolio manager as set forth in the table above may have performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage these accounts so as to enhance their performance, to the possible detriment of other accounts for which DIFA does not receive a performance-based fee. A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While DIFA’s Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

TimesSquare Capital Management, LLC (TimesSquare)

COMPENSATION. TimesSquare’s compensation program rewards top performing portfolio managers and investment analysts, promotes retention of key personnel and provides senior leaders with an equity-based stake in the firm. The program is tied exclusively to our client’s investment performance and financial results of the firm and its investment business. Moreover, the program is based on a series of clear metrics with investment performance, relative to the appropriate comparative universe and benchmark, carrying the greatest weighting for portfolio managers. Investment professionals’ compensation is comprised of the following three components: base salaries, an annual bonus plan and significant equity in the firm, as described below.

Base Salaries.

Base salaries for investment professionals are targeted at the upper end of relevant peer groups of other institutional investment managers. We adjust base salaries when performance, market data, career path progression or position scope warrant an increase to encourage retention and development of top performers. For key investment decision-makers, variable performance driven elements, such as the annual bonus and equity in the firm, comprise the substantial majority of total compensation.

Annual Bonus Plan.

Bonuses for portfolio managers and investment analysts are determined primarily by investment performance (and not assets under management) using both manager-relative and benchmark-relative measures over multiple time horizons. Such performance is measured over 1 and 3 year time periods versus the relative benchmarks (Russell Mid Cap Growth Index for the Mid Cap Growth Fund, Russell Small Cap Growth Index for the Small Cap Growth Fund, MSCI EAFE Small Cap Index for the International Small Cap Fund, MSCI Emerging Markets Small Cap Index for the Emerging Markets Small Cap Fund and MSCI World Small Cap Index for the Global Small Cap Fund). Performance is analyzed on a pre-tax basis.

Equity Ownership.

Senior investment professionals receive significant equity ownership in the firm, subject to a five- year vesting period. Once vested, certain components with vested value are not immediately accessible to further encourage retention. Through this stake in our business, portfolio managers should benefit from client retention and business growth. Currently, substantially all of TimesSquare’s senior investment professionals with tenure greater than three years retain ownership.

CONFLICTS OF INTEREST. TimesSquare is committed to ensuring that first and foremost any conflicts of interest, whether actual or apparent, are avoided. Towards that aim, TimesSquare implemented and continues to maintain a compliance program that includes written policies and procedures that address reasonably foreseeable potential areas of conflict. TimesSquare has designated a Chief Compliance Officer and provided the resources and support required to ensure that the compliance program remains effective. The following highlights of TimesSquare’s compliance program are critical in the firm’s avoidance of conflicts of interest.

Code of Ethics - Personal Trading Conflicts:

As a relatively small entity, TimesSquare treats all personnel as “Access Persons.” All personnel are required to follow the Access Person rules as described in detail in its compliance policies and procedures, including preclearance and holdings declarations. To ensure that TimesSquare avoids conflicts of interests its compliance department prohibits individual stock transactions in issues less than $75 billion in market capitalization or in any stock that is held in any portfolios managed by TimesSquare. The $75 billion limitation is extremely effective in avoiding conflicts since TimesSquare primarily manages investment portfolios with small to mid cap market mandates with a market capitalization range below $75 billion for most clients. TimesSquare’s Code of Ethics and Compliance Manual also contain a gift policy that restricts the giving and receiving of gifts by employees.

Investment Opportunity Conflicts:

Portfolio managers for all advised accounts have equal access to all suitable transactions, consistent with its policy of treating all client accounts in a manner that is fair and equitable over time. Requests for publicly-traded securities may be filled by TimesSquare’s trading desk in the order in which they are received, but are generally aggregated for advised accounts (including affiliated accounts). Such aggregation is appropriate, in TimesSquare’s judgment, for the purpose of achieving best execution, and all participating accounts benefit equally from any reduced price or transaction costs. Except as directed by clients, TimesSquare and its related advisers use a proportional allocation system in the case of aggregated trades when not enough securities are available to satisfy all accounts’ requests. In the event that this pro rata procedure results in an allocation that is not consistent with the portfolio’s relative sizes, sector allocations, diversification, and/or cash positions, as determined by the portfolio manager, then the portfolio manager may change the allocation. Such aggregation does not always include “program trades” for actively managed equity accounts. Program trades are defined by TimesSquare as trades of more than one security that are periodically required to rebalance portfolios. Program trades also include groups of trades required to establish desired initial portfolios for new accounts. Program trades are executed through specific program trading firms selected by TimesSquare’s active equity trading desk. TimesSquare’s trading desk delegates the execution and management of program trades to the program trading firms, subject to review for best execution. In the opinion of TimesSquare, it is not always advantageous to aggregate program trades with non-program trading activity. Decisions to aggregate/not aggregate program trades with non-program trades are made on a case-by-case basis taking into consideration, for example, liquidity of securities involved, price limits on orders and the size of the program trade(s) as compared to non-program trades.

Where the actual allocation of new growth equity issues is significantly lower than that requested, using the original intended allocation proportions may result in allocations to portfolios that are not meaningful. In those situations, the portfolio manager may allocate the securities received to significantly fewer portfolios than originally intended. Those portfolios chosen to receive the smaller allocations are selected non-systematically based on a combination of portfolio performance, size, cash position, sector allocations, number of positions in the portfolio, diversification among similar companies, and minimization of custodian transaction costs to the client. While the intention is to over time allocate similar proportional amounts to all portfolios, using this methodology the largest accounts are unlikely to receive small allocations and over time may not receive similar proportional amounts. On a quarterly basis, portfolio managers and compliance personnel monitor the proportional amounts allocated to all portfolios and the dispersion of performance for all accounts, for the last rolling twelve-month period. The objective of the reviews is to evaluate dispersion of performance and relative allocations, if any, and to determine if future allocations of IPOs and secondary offerings should be adjusted. Conflict Management: To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients. TimesSquare’s entire equity growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

Conflict Management:

To date, TimesSquare does not believe that it has been faced with a material conflict of interest. However, in the event that a conflict did arise, the firm would follow its written policies in that particular area. As per the firm’s policies, the firm’s Chief Compliance Officer would be directly involved and charged with the management of the situation. The Chief Compliance Officer would engage senior management as necessary and enlist legal counsel towards reviewing the situation and determining the appropriate course of action to avoid and/or resolve the conflict. To the extent necessary, TimesSquare would also take corrective actions that were consistent with TimesSquare’s fiduciary duty and the best interests of its clients. TimesSquare’s entire equity growth team is bound by its compliance program that includes written policies and procedures that the firm believes address reasonably foreseeable potential areas of conflict.

This supplement should be read and retained for future reference.

167SAISUP1